                                                                    EXHIBIT 10.3


                                DEPOSIT AGREEMENT

                                     BETWEEN

                              PACIFIC ETHANOL, INC.

                                       AND

                                 [ ], AS TRUSTEE



                           DATED [_________ __], 200_





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
                                                  TABLE OF CONTENTS
                                                  -----------------

                                                                                                               PAGE


ARTICLE I.            APPOINTMENT OF TRUSTEE; ESTABLISHMENT OF RESTRICTED CASH ACCOUNT............................1

     SECTION 1.01          Appointment of Trustee.................................................................1
     SECTION 1.02          Establishment of Restricted Cash Account...............................................1
     SECTION 1.03          Investment and Liquidation of Deposit Fund.............................................2

ARTICLE II.           REPRESENTATIONS, WARRANTIES AND COVENANTS...................................................2

     SECTION 2.01          Representations and Warranties of the Company..........................................2
     SECTION 2.02          Covenant of the Company................................................................2

ARTICLE III.          DISBURSEMENT FROM THE RESTRICTED CASH ACCOUNT...............................................2

     SECTION 3.01          Disbursements for Payment of Construction Costs........................................2
     SECTION 3.02          Disbursements for Payment of Acquisition Costs.........................................3
     SECTION 3.03          Disbursements upon Redemption of Preferred Shares......................................3
     SECTION 3.04          Trustee's Reliance on Requisitions.....................................................3
     SECTION 3.05          Records of Disbursements...............................................................4

ARTICLE IV.           RIGHTS AND DUTIES OF TRUSTEE; RESIGNATION...................................................4

     SECTION 4.01          Rights and Duties of Trustee...........................................................4
     SECTION 4.02          Resignation or Removal.................................................................4
     SECTION 4.03          Compensation of Trustee................................................................4
     SECTION 4.04          Indemnity..............................................................................5

ARTICLE V.            MISCELLANEOUS...............................................................................5

     SECTION 5.01          No Assignment..........................................................................5
     SECTION 5.02          Further Assurances.....................................................................5
     SECTION 5.03          Notices................................................................................5
     SECTION 5.04          Governing Law..........................................................................5
     SECTION 5.05          Submission to Jurisdiction; Consent to Service of Process..............................6
     SECTION 5.06          Third Party Beneficiary................................................................6
     SECTION 5.07          Entire Agreement.......................................................................6
     SECTION 5.08          Counterparts...........................................................................6
     SECTION 5.09          Amendments and Termination.............................................................6
     SECTION 5.10          Severability...........................................................................7
     SECTION 5.11          Titles and Subtitles; Interpretive Matters.............................................7
     SECTION 5.12          Facsimile Signatures...................................................................7
     SECTION 5.13          Certain Defined Terms..................................................................7


INDEX TO EXHIBITS
-----------------

EXHIBIT A                  Trustee Wire Instructions
EXHIBIT B                  Form of Construction Cost Requisition
EXHIBIT C                  Form of Acquisition Cost Requisition


                                                         i
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

                              PACIFIC ETHANOL, INC.

                                DEPOSIT AGREEMENT


         THIS DEPOSIT AGREEMENT is made on the [__] day of [__], 200_ (the
"AGREEMENT"), by and between Pacific Ethanol, Inc., a Delaware corporation (the
"COMPANY"), and [ ], a [ ], in its capacity as trustee (the "TRUSTEE"). Certain capitalized terms used herein are defined in Section 5.13 of this Agreement.

         WHEREAS, the Company and Cascade Investment, L.L.C., a Washington limited liability company (the "PURCHASER") have entered into a Purchase
Agreement, dated as of November 14, 2005 (the "PURCHASE AGREEMENT"), pursuant to which the Purchaser has purchased from the Company, and the Company has sold to the Purchaser, the Preferred Shares (as defined in the Purchase Agreement);

         WHEREAS, pursuant to the terms of the Purchase Agreement, $80,000,000 of the purchase price paid by the Purchaser to the Company in consideration of the Preferred Shares is to be deposited into a restricted cash account (the
"RESTRICTED CASH ACCOUNT") to be held by the Trustee and applied in the manner provided in this Agreement;

         WHEREAS, to induce the Purchaser to acquire the Preferred Shares, the Company has agreed to enter into this Agreement, establish the Restricted Cash
Account and utilize the amounts maintained in the Restricted Cash Account in accordance with this Agreement; and

         WHEREAS, the parties hereto desire to set forth the terms of the Restricted Cash Account and to appoint the Trustee to act in accordance with the terms of this Agreement.

         NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement and the Purchase
Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I.

        APPOINTMENT OF TRUSTEE; ESTABLISHMENT OF RESTRICTED CASH ACCOUNT

         SECTION 1.01 APPOINTMENT OF TRUSTEE. The Company hereby appoints the
Trustee as the trustee under this Agreement, and the Trustee accepts this appointment in accordance with the terms and conditions set forth in this Agreement and agrees to assume and perform the duties of the trustee pursuant to this Agreement.

         SECTION 1.02 ESTABLISHMENT OF RESTRICTED CASH ACCOUNT. Subject to the terms and conditions set forth in this Agreement, on the date hereof the Purchaser has deposited with the Trustee an amount equal to $80,000,000 (the
"DEPOSIT AMOUNT") by wire transfer of immediately available funds to the account of the Trustee referenced on EXHIBIT A attached hereto. The Deposit Amount, together with any and all interest, income and other earnings thereon, is referred to as the "DEPOSIT FUND." The Trustee shall hold, invest, manage, administer, distribute and dispose of the Deposit Fund in accordance with the terms and conditions of this Agreement.




         SECTION 1.03 INVESTMENT AND LIQUIDATION OF DEPOSIT FUND.

         (a) Pending disbursement, the Trustee shall invest and reinvest the Deposit Fund in Permitted Investments, and liquidate such Permitted Investments, pursuant to and in accordance with the written instructions of an Authorized Officer of the Company as provided to the Trustee from time to time. Interest, income and other earnings, if any, earned on the investment of any Deposit Fund moneys shall be credited to the Restricted Cash Account. The Trustee shall not be liable for any loss resulting from any investment made, or any sale or redemption of any investment made, in accordance with instructions received from an Authorized Officer of the Company or in accordance with paragraph (b) of this
Section 1.03.

         (b) If and when cash is required to be disbursed in accordance with this Agreement, and cash is not otherwise available in the Restricted Cash Account, the Trustee is authorized, without instructions from an Authorized Officer of the Company, to cause Permitted Investments to be sold or otherwise liquidated into cash (without regard to maturity) in such manner as the Trustee shall direct; provided that the Trustee shall attempt to liquidate any and all investments as so needed in such manner as will minimize, to the extent reasonably practicable, the costs, penalties and losses associated with any such liquidation.

                                  ARTICLE II.

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         SECTION 2.01 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Each submission of a requisition to the Trustee shall constitute a representation and warranty by the Company that all of the information contained in such requisition is true and correct.

         SECTION 2.02 COVENANT OF THE COMPANY. The Company covenants and agrees that it shall not withdraw moneys from the Restricted Cash Account or utilize any moneys that have been withdrawn from the Restricted Cash Account except in accordance with the terms and provisions of this Agreement and the applicable requisition under which such moneys are to be withdrawn.

                                  ARTICLE III.

                  DISBURSEMENT FROM THE RESTRICTED CASH ACCOUNT

         SECTION 3.01 DISBURSEMENTS FOR PAYMENT OF CONSTRUCTION COSTS. The Trustee is hereby authorized and directed to disburse moneys in the Restricted Cash Account to or upon the order of the Company, from time to time, upon receipt by it of a requisition signed by two Authorized Officers of the Company, which requisition shall state with respect to each payment to be made: (1) the requisition number, (2) identify the ethanol production facility in respect of which such requisition is being made, (3) the name and address of the Person to whom payment is due or has been made, (4) the aggregate amount paid or to be paid to such Person, (5) an accurate description of the work performed, services rendered, materials, equipment or supplies delivered or any other purpose for which such payment was or is to be made, with invoices with respect thereto


                                       2


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attached, (6) the proposed date of payment and the payment or wire instructions for the payment or transfer of such amounts by the Trustee to such Person, (7) that each obligation, item of cost or expense mentioned therein has been properly incurred and has been paid or is then due and payable (or is required to be deposited at this time as equity in a Subsidiary project financing under a binding agreement with a third party which is not an Affiliate) as an item of the Cost of Construction, is a proper charge against the Restricted Cash Account, and has not been the basis of any previous payment therefrom, (8) all amounts previously drawn from the Restricted Cash Account under Construction Cost Requisitions (i) have been applied to pay the Costs of Construction listed on the applicable Construction Cost Requisition with respect to which such amounts were drawn or (ii) have not yet been expended and are still available to the Company or a Subsidiary of the Company for the payment of Costs of Construction, (9) that the amount of such requisition, together with all amounts previously drawn from the Restricted Cash Account under Construction Cost Requisitions relating to the ethanol production facility in respect of which the drawing is being made, does not exceed the Project Limit, and (10) that the Purchaser shall have approved, in writing, the terms of the debt, if any, incurred by the Company or a Subsidiary of the Company to finance a portion of the Costs of Construction of the ethanol production facility in respect of which the drawing is being made . A form of Construction Cost Requisition is attached hereto as EXHIBIT B.

         SECTION 3.02 DISBURSEMENTS FOR PAYMENT OF ACQUISITION COSTS. The Trustee is hereby authorized and directed to disburse moneys in the Restricted Cash Account to or upon the order of the Company and consented to by the Purchaser, from time to time, upon receipt by it of a requisition signed by two Authorized Officers of the Company, with a consent thereto signed by an officer of the Purchaser, which requisition shall state with respect to each payment to be made: (1) the requisition number, (2) the name and address of the Person to whom payment is due or has been made, (3) the aggregate amount paid or to be paid to such Person, (4) the proposed date of payment and the payment or wire instructions for the payment or transfer of such amounts by the Trustee to such Person, and (5) that such payment obligation has been incurred in connection with the acquisition of an ethanol production facility by the Company or a Subsidiary of the Company and is currently payable, is a proper charge against the Restricted Cash Account, and has not been the basis of any previous payment therefrom. A form of Acquisition Cost Requisition is attached hereto as EXHIBIT C.

         SECTION 3.03 DISBURSEMENTS UPON REDEMPTION OF PREFERRED SHARES. The Trustee is hereby authorized and directed to disburse all moneys in the Restricted Cash Account to or upon the order of the Company upon receipt by it of a written requisition signed by two Authorized Officers of the Company, which instrument shall state (1) the name and address of the Person to whom payment shall be made, (2) the aggregate amount to be paid to such Person, (3) the proposed date of payment and the payment or wire instructions for the payment or transfer of such amounts by the Trustee to such Person, and (4) that such payment is being made to fund the payment of the redemption price of the Preferred Shares on the date that the Preferred Shares are being redeemed in accordance with the terms and provisions thereof, is a proper charge against the Restricted Cash Account, and has not been the basis of any previous payment therefrom.

         SECTION 3.04 TRUSTEE'S RELIANCE ON REQUISITIONS. In paying any requisition under this Article III, the Trustee may rely as to the completeness and accuracy of all statements in such requisition upon the approval of such requisition by an Authorized Officer of the Company, execution thereof to be conclusive evidence of such approval, and the Company hereby covenants and agrees to indemnify and save harmless the Trustee from any liability incurred in connection with the payment of any requisition so executed by an Authorized Officer of the Company.


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         SECTION 3.05 RECORDS OF DISBURSEMENTS. The Trustee shall keep and maintain adequate records pertaining to all requisitions and disbursements from the Restricted Cash Account and, if requested by the Company or the Purchaser, shall promptly provide such requestor with a copy of each such requisition submitted to the Trustee for payment under this Article III.

                                  ARTICLE IV.

                    RIGHTS AND DUTIES OF TRUSTEE; RESIGNATION

         SECTION 4.01 RIGHTS AND DUTIES OF TRUSTEE. It is understood and agreed that the Trustee:

         (a) undertakes to perform only those duties as are expressly set forth in this Agreement;

         (b) shall not be required to take any action which is contrary to this Agreement or applicable law;

         (c) shall not be liable for any action taken or omitted to be taken in good faith by it hereunder, except to the extent that any loss or damage results from the Trustee's gross negligence or willful misconduct; and

         (d) shall be protected in acting upon any document, instrument or signature believed by it to be genuine, and it may be assumed that any person purporting to give any notice or instructions in accordance with this Agreement has been duly authorized to do so. The Trustee may consult with legal counsel, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder and in good faith in accordance therewith.

         SECTION 4.02 RESIGNATION OR REMOVAL. The Trustee may resign at any time by giving sixty (60) days' written notice to the Company and the Purchaser, and, in the event of such resignation, the Company and the Purchaser shall jointly appoint a successor trustee. The Trustee may be removed at any time with or without cause by joint action of both the Company and the Purchaser. No such resignation or removal shall become effective until a successor trustee shall have accepted such appointment and executed an instrument by which it shall have assumed all of the rights and obligations of the Trustee hereunder. If no successor trustee shall have been appointed and accepted such appointment within sixty (60) days after the retiring Trustee's giving of notice of resignation or the removal of the retiring Trustee, then the retiring Trustee may petition a court for the appointment of a successor trustee.

         SECTION 4.03 COMPENSATION OF TRUSTEE. The Company shall pay to the Trustee compensation as shall be agreed to from time to time by the Company and the Trustee, and shall reimburse the Trustee for reasonable fees, costs and expenses, including reasonable attorneys' fees, incurred by the Trustee in connection with the performance of its duties and obligations under this Agreement.


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         SECTION 4.04 INDEMNITY. The Company agrees to indemnify, defend and hold harmless the Trustee, its Affiliates and their respective directors, managers, officers, members, stockholders, employees, Affiliates, agents, trustees, advisors (including, without limitation, attorneys, accountants and financial advisors), attorneys-in-fact, successors and assigns (collectively, "Indemnified Parties") from and against any and all losses, claims, liabilities, damages, deficiencies, costs or expenses (including, without limitation, interest, penalties, reasonable attorneys' fees, disbursements and related charges and any costs or expenses that an Indemnified Party incurs to enforce its right to indemnification) (collectively, "Losses") based upon, arising out of or otherwise in respect of the execution, delivery and performance of this Agreement, except that the Company shall not be required to indemnify, defend and hold harmless the Trustee or any other Indemnified Party against any Losses resulting from its own gross negligence or willful misconduct.

                                   ARTICLE V.

                                  MISCELLANEOUS

         SECTION 5.01 NO ASSIGNMENT. No assignment of any rights or delegation of any obligations provided for in this Agreement may be made by any party without the express written consent of the Company, the Trustee and the Purchaser. This Agreement shall be binding upon the successors and permitted assigns of the parties.

         SECTION 5.02 FURTHER ASSURANCES. The Company and the Trustee each agree to execute and deliver such other documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

         SECTION 5.03 NOTICES. Any notice, request, demand or other communication required or permitted to be given to the Company, the Trustee or the Purchaser pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given under this Agreement on the earliest of:
(a) the date of personal delivery, (b) the date of transmission by facsimile, with confirmed transmission and receipt, (c) two (2) days after deposit with a nationally-recognized courier or overnight service and (d) five (5) days after mailing via first-class mail. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the Company, the Trustee or the Purchaser, as applicable, at the following address: (i) if to the Company, to Pacific Ethanol, Inc., 5711 N. West Ave., Fresno, CA 93711, attention: Neil Koehler, with a copy to Rutan & Tucker LLP, 611 Anton Boulevard, 14th Floor, Costa Mesa, CA 92626, attention: Larry A. Cerutti, facsimile (714) 546-9035, (ii) if to the Trustee, to [____________], attention: [________], with a copy to [__________], attention: [____________], and (iii) (i) if to the Purchaser, to Cascade Investment, L.L.C., 2365 Carillon Point, Kirkland, WA 98033, attention: Michael Larson, with a copy to Thelen Reid & Priest LLP, 875 Third Avenue, New York, NY 10022, attention: John T. Hood, facsimile (212) 603-2001. The Company, the Trustee and the Purchaser (and their permitted assigns) may change such address for receipt of future notices hereunder by giving written notice to the Company, the Trustee and the Purchaser.


                                       5


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         SECTION 5.04 GOVERNING LAW. This Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the State of Washington, without giving effect to the principles of conflicts of laws thereunder which would specify the application of the law of another jurisdiction.

         SECTION 5.05 SUBMISSION TO JURISDICTION; CONSENT TO SERVICE OF PROCESS.

         (a) The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within King County, Washington, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto shall be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (b) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 5.03 hereof.

         SECTION 5.06 THIRD PARTY BENEFICIARY. The Purchaser shall be a third party beneficiary of this Agreement.

         SECTION 5.07 ENTIRE AGREEMENT. This Agreement, including the Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Exhibits hereto are hereby incorporated herein by reference.

         SECTION 5.08 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 5.09 AMENDMENTS AND TERMINATION. This Agreement may not be amended, supplemented, modified or terminated, and no provisions hereof may be waived, without the written consent of the Company, the Trustee, and the Purchaser. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of the Company, the Trustee or the Purchaser, shall be deemed to constitute a waiver of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by the Company, the Trustee or the Purchaser of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         This Agreement shall terminate upon the disbursement of the entire Deposit Fund in the Restricted Cash Account pursuant to Article III.


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         SECTION 5.10 SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

         SECTION 5.11 TITLES AND SUBTITLES; INTERPRETIVE MATTERS. The titles and subtitles used in this Agreement are for convenience of reference only and are not to be considered in construing or interpreting any term or provision of this Agreement. No provision of this Agreement will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

         SECTION 5.12 FACSIMILE SIGNATURES. Any signature page delivered by a fax machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to deliver promptly an original counterpart to each party to whom the faxed signature page was sent.

         SECTION 5.13 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "AFFILIATE" means, with respect to any Person, (i) any other Person of which securities or other ownership interests representing more than fifty percent (50%) of the voting interests are, at the time such determination is being made, owned, Controlled or held, directly or indirectly, by such Person, or (ii) any other Person which, at the time such determination is being made, is Controlling, Controlled by or under common Control with, such Person. As used herein, "CONTROL", whether used as a noun or verb, refers to the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a Person, whether through the ownership of voting securities or otherwise.

         "ACQUISITION COST REQUISITION" shall mean an Acquisition Cost Requisition from the Company to the Trustee, in the form attached hereto as Exhibit C.

         "AUTHORIZED OFFICER" shall mean the Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer or Treasurer of the Company.

         "CONSTRUCTION COST REQUISITION" shall mean a Construction Cost Requisition from the Company to the Trustee, in the form attached hereto as Exhibit B.

         "COST(S) OF CONSTRUCTION" shall mean the following costs and expenses incurred by the Company or a Subsidiary of the Company in the construction of an ethanol production facility prior to the commercial operation date of such facility: (a) costs and expenses incurred by the Company or the Subsidiary under engineering, procurement and construction contracts relating to the facility, and other costs and expenses directly related to the design, engineering, construction, installation, start-up, and testing of the facility and operating expenses with respect to the facility payable prior to the commercial operation date of the facility; (b) fees and expenses incurred by or on behalf of the Company or the Subsidiary in connection with the development of the facility, including financial, accounting, legal, environmental site assessment, surveying and consulting fees and the costs of preliminary engineering, (c) the costs of obtaining governmental approvals, permits and licenses for the facility prior to the commercial operation date of the facility; (d) interest on the loans incurred to finance the construction of the facility which is payable prior to

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the commercial operation date of the facility; (e) financing expenses, costs and charges in connection with the facility, and the fees and expenses of the counsel, independent engineers, consultants incurred in connection with the financing of the cost of construction of the facility; (f) insurance premiums with respect to the title insurance policy, title continuations and the insurance relating to the facility; (g) all costs, fees and expenses incurred by the Company or the Subsidiary in accordance with the construction budget and other costs directly related to the design, engineering, construction, installation, start-up and testing of the facility being constructed thereunder;
(h) amounts necessary to fund a debt service reserve account required under the loan agreement or related financing agreements relating to the financing of the facility and (i) all other costs and expenses included in the construction budget for the facility.

         "PERMITTED INVESTMENT" shall mean (a) obligations of or guaranteed by the United States of America (or of any agency directly backed by the full faith and credit of the United States of America), maturing not more than 12 months after the acquisition thereof, (b) commercial paper rated "A-1" by Standard & Poor's Rating Services ("S&P") or "P-1" by Moody's Investors Service, Inc. ("MOODY'S"), maturing not more than 180 days after the acquisition thereof, and
(c) bankers' acceptances, certificates of deposits, term deposits or Eurodollar term deposits issued by a bank which is rated "AA" or better by S&P or "Aa" or better by Moody's, maturing not more than 180 days after the acquisition thereof.

         "PROJECT LIMIT" shall mean (a)(i) with respect to the Madera ethanol production facility, $20,000,000, and (ii) with respect to each other ethanol production facility being constructed by the Company or a Subsidiary of the Company, the product of (A) the Equity Portion, and (B) the total budgeted Costs of Construction for such facility as determined in good faith by the Board of Directors of the Company, or (b) such other amount in respect of an ethanol production facility as shall have been consented to in writing by the Purchaser. "EQUITY PORTION" shall mean 0.30 for the first ethanol production facility (other than the Madera ethanol production facility) in respect of which a Construction Cost Requisition is submitted to the Trustee and 0.25 for each subsequent ethanol production facility in respect of which a Construction Cost Requisition is submitted.

         "PERSON" shall mean an individual, corporation, trust, partnership, limited liability company, joint venture, unincorporated organization, government body or any agency or political subdivision thereof, or any other entity.

         "SUBSIDIARY(IES)" shall mean any other corporation, limited liability company, association, joint stock company, joint venture or business trust or which, as of the date hereof or hereafter, (i) more than fifty percent (50%) of the outstanding voting stock, share capital or other equity interests is owned either directly or indirectly by any Person or one or more of it Subsidiaries, or (ii) the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by any Person and/or its Subsidiaries. Unless otherwise specified to the contrary herein, Subsidiary(ies) shall refer to the Company's Subsidiary(ies).

                            [SIGNATURE PAGES FOLLOW]

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         IN WITNESS WHEREOF, the Company and the Trustee have executed this
Deposit Agreement as of the day and year first above written.


                                     PACIFIC ETHANOL, INC.

                                     By:
                                           ------------------------------------
                                     Name:
                                           ------------------------------------
                                     Title:
                                           ------------------------------------

                                     [                   ]


                                     By:
                                           ------------------------------------
                                     Name:
                                           ------------------------------------
                                     Title:
                                           ------------------------------------

                                                                    EXHIBIT A to
                                                               Deposit Agreement



                            TRUSTEE WIRE INSTRUCTIONS

                                    [To Come]

                                                                    EXHIBIT B to
                                                               Deposit Agreement




                          CONSTRUCTION COST REQUISITION
                          -----------------------------

                                   NO. _______



                                     [Date]



[Insert Name of Trustee]
  as Trustee under the Deposit Agreement
  referred to below
[Insert Trustee Address]
[                                    ]
[                                    ]

Attention:  [                              ]

     Re:  Deposit Agreement dated [            ], 200_ (the "DEPOSIT AGREEMENT")
          between Pacific Ethanol, Inc., a Delaware corporation (the "COMPANY"),
           and [                    ], a [                         ], in its
          capacity as trustee (the "TRUSTEE").

Ladies and Gentlemen:

         This requisition (this "CONSTRUCTION COST REQUISITION") is delivered to you pursuant to Section 3.01 of the Deposit Agreement. Each capitalized term used herein and not otherwise defined herein shall have the definition assigned to that term in the Deposit Agreement. The information relating to this Construction Cost Requisition is as follows:

         1. The aggregate amount to be withdrawn from the Restricted Cash Account in accordance with this Construction Cost Requisition is $___________.

         2. This Construction Cost Requisition is to be used to pay Costs of Construction relating to the ___________ ethanol production facility.

         3. Set forth on Schedule 1 attached hereto is (i) the name and address of each Person to whom any payment is to be made or has been made, (ii) the aggregate amount to be paid to such Person on the disbursement date, or to be paid to the Company on the disbursement date for amounts paid to such Person which have not been the basis of any previous payment, (iii) an accurate description of the work performed, services rendered, materials, equipment or supplies delivered or any other purpose for which each payment was or is to be made, with invoices with respect thereto attached, and (iv) the proposed date of payment and the payment or wire instructions for the payment or transfer of such amounts by the Trustee to each such Person.

         4. The proceeds of this Construction Cost Requisition withdrawn from the Restricted Cash Account will be used to pay Costs of Construction in accordance with the Deposit Agreement.

         5. Each obligation, item of cost or expense covered by this Construction Cost Requisition has been properly incurred and has been paid or is now due and payable (or is required to be deposited at this time as equity in a Subsidiary project financing under a binding agreement with a third party which is not an Affiliate) as an item of the Costs of Construction, is a proper charge against the Restricted Cash Account, and has not been the basis of any previous payment from the Restricted Cash Account.

         6. The proceeds of this Construction Cost Requisition, together with all amounts previously drawn from the Restricted Cash Account under Construction Cost Requisitions relating to the ethanol production facility in respect of which this drawing is being made, does not exceed the Project Limit.

         Furthermore, (a) all amounts previously drawn from the Restricted Cash Account under Construction Cost Requisitions (i) have been applied to pay the Costs of Construction listed on the applicable Construction Cost Requisition with respect to which such amounts were drawn or (ii) have not yet been expended and are still available to the Company or a Subsidiary of the Company for the payment of Costs of Construction and (b) the Purchaser has approved, in writing, the terms of the debt, if any, incurred by the Company or a Subsidiary of the Company to finance a portion of the Costs of Construction of the ethanol production facility in respect of which the drawing is being made.

                                    Very truly yours,

                                    PACIFIC ETHANOL, INC.

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                         Schedule 1 to EXHIBIT B
                                                 (Construction Cost Requisition)




NAME     AMOUNT OF PAYMENT      PURPOSE      DATE OF PAYMENT        INSTRUCTIONS
----     -----------------      -------      ---------------        ------------

                                                                    EXHIBIT C to
                                                               Deposit Agreement


                          ACQUISITION COST REQUISITION
                          ----------------------------

                                   NO. _______



                                     [Date]



[Insert Name of Trustee]
as Trustee under the Deposit Agreement
referred to below
[Insert Trustee Address]
[                      ]
[                      ]

Attention:  [                ]

    Re: Deposit Agreement dated [              ], 200_ (the "DEPOSIT AGREEMENT")
        between Pacific Ethanol, Inc., a Delaware corporation (the "COMPANY"),
        and [                           ], a [                     ], in its
        capacity as trustee (the "TRUSTEE").

Ladies and Gentlemen:

         This requisition (this "ACQUISITION COST REQUISITION") is delivered to you pursuant to Section 3.02 of the Deposit Agreement. Each capitalized term used herein and not otherwise defined herein shall have the definition assigned to that term in the Deposit Agreement. The information relating to this Acquisition Cost Requisition is as follows:

         1. The aggregate amount to be withdrawn from the Restricted Cash Account in accordance with this Acquisition Cost Requisition is $___________.

         2. Set forth on Schedule 1 attached hereto is (i) the name and address of each Person to whom any payment is to be made or has been made, (ii) the aggregate amount to be paid to such Person on the disbursement date, or to be paid to the Company on the disbursement date for amounts paid to such Person which have not been the basis of any previous payment, and (iii) the proposed date of payment and the payment or wire instructions for the payment or transfer of such amounts by the Trustee to each such Person.

         3. The proceeds of this Acquisition Cost Requisition withdrawn from the Restricted Cash Account will be used to pay obligations incurred in connection with the acquisition of an ethanol production facility by the Company or a Subsidiary of the Company and is currently payable in accordance with the Deposit Agreement.

         4. Each obligation, item of cost or expense covered by this Acquisition Cost is a proper against the Restricted Cash Account and has not been the basis of any previous payment from the Restricted Cash Account.

                                 Very truly yours,

                                 PACIFIC ETHANOL, INC.

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:



CONSENTED TO BY:

CASCADE INVESTMENT, L.L.C.

By:
   ----------------------------
       Name:
       Title:

                                                         Schedule 1 to EXHIBIT C
                                                  (Acquisition Cost Requisition)




NAME         AMOUNT OF PAYMENT             DATE OF PAYMENT          INSTRUCTIONS
----         -----------------             ---------------          ------------